                                                                  Exhibit 10.12

WARRANT                                                          PERCENTAGE OF
NUMBER         NAME OF WARRANT HOLDER                     OUTSTANDING STOCK (1)

W-001     Daniel P. Bazinet                                          .42912604

W-002     Wayne T. Samuels                                           .24793948

W-003     Seacoast Capital Partners, L.P.                            .28488996

W-004     Donald J. McGillicuddy                                     .00953613

W-005     Donald J. McGillicuddy, Trustee of the
               Ashley A. Samuels Minor's Trust                       .00953613

W-006     Donald J. McGillicuddy, Trustee of the
               Eryn J. Samuels Minor's Trust                         .00953613

W-007     Donald J. McGillicuddy, Trustee of the
               Nathan W. Samuels Minor's Trust                       .00953613





----------------------
(1) Calculation based on the outstanding Common Stock of the Company on a fully diluted basis.

                                       WARRANT


     NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS IS NOT REQUIRED. TRANSFER OF THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE HEREOF IS FURTHER RESTRICTED BY THE TERMS OF A STOCK PURCHASE AND EXCHANGE AGREEMENT DATED AS OF OCTOBER 25, 1996 BY AND AMONG THE COMPANY AND THE OTHER PARTIES SIGNATORY THERETO, A COPY OF WHICH IS MAINTAINED AT THE COMPANY'S PRINCIPAL OFFICES.


No. W-___                                         Warrant to Purchase Shares of
                                                      Common Stock (subject
                                                          to adjustment)


                           WARRANT TO PURCHASE COMMON STOCK

                                          OF

                                    TRACK 'N TRAIL

                             VOID AFTER OCTOBER 25, 2001


     This certifies that, for value received,               , or registered
assigns (the "Holder") is entitled, subject to the terms set forth below, to purchase from TRACK 'N TRAIL, a California corporation (the "Company"), the number of shares of Common Stock of the Company equal to ____% of the issued and outstanding Common Stock of the Company on a fully diluted basis (without giving effect to this Warrant) as determined immediately prior to (i) closing of the sale and issuance of shares of Common Stock of the Company in a firmly underwritten initial public offering pursuant to an effective registration statement under the Securities Act (the "IPO"), or (ii) the closing of a Change of Control event or transaction, upon surrender hereof, at the principal office of the Company referred to below, with the subscription form attached hereto duly executed. The number and character of such shares of Common Stock are subject to adjustment as provided below.

The term "Warrant" as used herein shall include this Warrant, and any warrants delivered in substitution or exchange therefor as provided herein.

     Nothing herein shall be construed as creating any obligation of the Company to effect or consummate an IPO or any other transaction involving an offering of shares of its capital stock.

     This Warrant was issued pursuant to that certain Stock Purchase and Exchange Agreement dated as of October 25, 1996, as amended and modified from time to time in accordance with its terms (the "Purchase Agreement") by and among the Company, Holder and the other parties signatory thereto. This Warrant is one of the Warrants referred to in the Purchase Agreement, and all provisions of the Purchase Agreement are hereby incorporated in this Warrant in full by reference. Unless otherwise defined herein all capitalized terms used in this Warrant shall have the respective meanings given to such terms in the Purchase Agreement.

    I. TERM OF WARRANT. Subject to the terms and conditions set forth herein, the purchase right represented by this Warrant shall terminate at 5:00 P.M., Pacific Standard Time, on October 25, 2001.

    II. EXERCISE PRICE. Except as provided in Section 3(b) hereof, the Exercise Price at which this Warrant may be exercised shall be the initial offering price to the public in the IPO per share of Common Stock.

    III.  EXERCISE OF WARRANT.

          1. The purchase rights represented by this Warrant are exercisable by the Holder in whole (or in part for purposes of Section 3(a)(i) but not for less than 1,000 shares at a time, or such lesser number of shares which may then constitute the maximum number purchasable) upon the earlier to occur of: (i) on or after the closing of the sale and issuance of shares of Common Stock of the Company in the IPO, or (ii) upon a Change of Control (hereinafter defined) prior to the IPO, by the surrender of this Warrant and the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company), upon payment (A) in cash or by check acceptable to the Company, (B) by cancellation by the Holder of indebtedness of the Company to the Holder, (C) by surrendering the holder's right to shares of Common Stock for which this Warrant is then exercisable (the value of such surrendered shares being the Market Price for such shares) or (D) by any combination of (A), (B) and (C), of the aggregate Exercise Price of the shares to be purchased. The "Market Price" of shares of Common Stock for purposes of clause (i)(C) above shall be the closing price (if listed on a stock exchange or quoted on the NASDAQ National Market System or any successor thereto) or the average of the bid and asked prices (if quoted on NASDAQ or otherwise publicly traded) of the Common Stock on the trading day immediately prior to the date of exercise. In the event that the shares of Common Stock surrendered to the Company pursuant to clause (i)(C) have a Market Price that, when added to the other consideration from the Holder pursuant to (i)(A) and (i)(B), exceeds the Exercise Price for all shares of Common Stock for which this Warrant is then being exercised, the Company may pay cash to the Holder pursuant to
Section 4 in lieu of issuing any fractional shares.

          2. In the event this Warrant is exercised pursuant to Section 3(a)(ii), the Exercise Price per share of Common Stock shall be the par value thereof. For purposes of this Section, "Change of Control" shall mean the occurrence prior to an IPO of any of the following events: (i) the consummation of a merger, consolidation or other reorganization of the Company (other than a reincorporation of the Company), if after giving effect to such merger, consolidation or other reorganization of the Company, the shareholders of the Company immediately prior to such merger, consolidation or other reorganization do not represent a majority in interest of the holders of voting securities (on a fully diluted basis) with the ordinary voting power to elect directors of the surviving or resulting entity after such merger, consolidation or other reorganization; (ii) a transaction involving the sale of outstanding shares of capital stock of the Company to a third party if after giving effect to such transaction, the shareholders of the Company immediately prior to such transaction do not represent a majority in interest of the holders of voting securities (on a fully diluted basis) with the ordinary voting power to elect directors of the Company; (iii) the sale of all or substantially all of the assets of the Company to a third party; or (iv) the commencement of a proceeding for the voluntary liquidation or dissolution of the Company pursuant to applicable law.

          3. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date and in any event within ten (10) days thereafter, the Company at its expense will also execute and shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of shares issuable upon such exercise. In the event that this Warrant is exercised in part, the Company at its expense will execute and deliver a new Warrant of like tenor exercisable for the number of shares for which this Warrant may then be exercised.

    IV. NO FRACTIONAL SHARES OR SCRIP. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the excess of the prevailing market price over the Exercise Price multiplied by such fraction.

    V. REPLACEMENT OF WARRANT. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

    VI. RIGHTS OF SHAREHOLDERS. This Warrant shall not entitle its Holder to any of the rights of a shareholder of the Company.

    VII.  TRANSFER OF WARRANT.

          1. WARRANT REGISTER. The Company will maintain a register (the "Warrant Register") containing the names and addresses of the Holder or Holders. Any Holder of this Warrant or any portion thereof may change his address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered or given by mail to such Holder as shown on the Warrant Register and at the address shown on the Warrant Register. Until this Warrant is transferred on the Warrant Register of the Company, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

          2. WARRANT AGENT. The Company may, by written notice to the Holder, appoint an agent for the purpose of maintaining the Warrant Register referred to in Section 7(a) above, issuing the Common Stock then issuable upon the exercise of this Warrant, exchanging this Warrant, replacing this Warrant, or any or all of the foregoing. Thereafter, any such registration, issuance, exchange, or replacement, as the case may be, shall be made at the office of such agent.

          3. RESTRICTIONS ON TRANSFER. The Holder of this Warrant by acceptance hereof agrees that the transfer of this Warrant and the shares of Common Stock issuable upon the exercise of all or any portion of this Warrant are subject to the provisions of Sections 6.2(g) and (h) of the Purchase Agreement, which include restrictions on transfer thereof; and this Warrant and the shares of Common Stock issuable upon the exercise of all or any portion of this Warrant shall be entitled to all rights and benefits accorded thereto in the Purchase Agreement, and the applicable provisions of the Purchase Agreement are hereby incorporated herein by reference.

    VIII. RESERVATION OF COMMON STOCK. The Company covenants that during the term this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of this Warrant and, from time to time, will take all steps necessary to amend its Articles of Incorporation to provide sufficient reserves of shares of Common Stock issuable upon exercise of the Warrant. The Company further covenants that all shares that may be issued upon exercise of the rights represented by this Warrant and payment of the Exercise Price, all as set forth herein, will be duly paid and nonassessable, free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein). The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

    IX.   NOTICES.

          1. Whenever the Exercise Price or number or type of shares purchasable hereunder shall be adjusted pursuant to Section 11 hereof, the Company shall issue a certificate signed by its Chief Financial Officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the number and type of shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by first-class mail, postage prepaid) to the Holder of this Warrant.

          2.  After the IPO, in case:

              a. the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

              b. of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation, or

              c. of any voluntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company will mail or cause to be mailed to the Holder a notice specifying, as the case may be, (A) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (B) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least
15 days prior to the date therein specified.

          3. Any notice or demand desired or required to be given hereunder shall be in writing and deemed given when personally delivered, sent by telecopier, overnight courier or deposited in the mail, postage prepaid, sent certified or registered, return receipt requested, and addressed as set forth below or to such other address as any party shall have previously designated by such a notice. Any notice so delivered personally or by telecopy shall be deemed to be received on the date of delivery or transmission by telecopier; any notice so sent by overnight courier shall be deemed to be received one (1) business day after the date sent; and any notice so mailed shall be deemed to be received on the date shown on the receipt. Rejection or other refusal to accept or inability to deliver because of a change of address of which no notice was given shall be deemed to be receipt of the notice.

    If to the Company:

          Track 'n Trail
          4961-A Windplay Drive
          El Dorado Hills, CA  95763
          Attention:  Mr. David L. Suechting, Jr.
          Telecopier:  (916) 933-4521

    If to Holder:






    X.    AMENDMENTS.

          1. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

          2. No waivers of, or exceptions to, any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

    XI. ADJUSTMENTS. The Exercise Price and the number and type of shares purchasable hereunder are subject to adjustment from time to time after the IPO as follows:

    A. MERGER, SALE OF ASSETS, ETC. If at any time while this Warrant, or any portion thereof, is outstanding and unexpired there shall be (i) a reorganization of the Company (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (iii) a sale or transfer of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 11. The foregoing provisions of this Section 11.1 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the cash equivalency of such consideration shall be determined in good faith by the Company's Board of Directors and the holder hereof shall accept such cash equivalency in exchange for such share consideration. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

    B. RECLASSIFICATION, ETC. If the Company, at any time while this Warrant, or any portion thereof, remains outstanding and unexpired, by reclassification of securities or otherwise shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 11.

    C. SPLIT, SUBDIVISION OR COMBINATION OF SHARES. If the Company at any time while this Warrant, or any portion thereof, remains outstanding and unexpired, shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, the Exercise Price for such securities shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination, and the number of shares purchasable hereunder shall be proportionately increased in the case of a split or subdivision or proportionately decreased in the case of a combination.

    D.    ADJUSTMENTS FOR DIVIDENDS IN STOCK OR OTHER SECURITIES OR PROPERTY.
If while this Warrant, or any portion hereof, remains outstanding and unexpired the holders of the securities as to which purchase rights under this Warrant exist at the time shall have received, or, on or after the record date fixed for the determination of eligible shareholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company that such holder would hold on the date of such exercise had it been the holder of record of the security receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such Period by the provisions of this Section 11.

    E. CERTIFICATE AS TO ADJUSTMENTS. Upon the occurrence of each adjustment or readjustment pursuant to this Section 11, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Holder of this Warrant a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request, at any time, of any such Holder, furnish or cause to be furnished to such Holder a like certificate setting forth: (i) such adjustments and readjustments; (ii) the Exercise Price at the time in effect; and (iii) the number of shares and the amount, if any, of other property (or the cash equivalency thereof) that at the time would be received upon the exercise of the Warrant.

    F. NO IMPAIRMENT. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 11 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment.

    XII. "MARKET STAND-OFF" AGREEMENT. If requested by an underwriter of Common Stock (or other securities) of the Company, Holder shall not sell or otherwise transfer or dispose of portion of this Warrant or the Common Stock issuable upon exercise hereof during a period not to exceed three hundred sixty-five (365) days (or such shorter period as may be required by the proviso below) (the "Lockup Period") following the effective date of a registration statement of the Company filed under the Securities Act in connection with the IPO; PROVIDED, HOWEVER, that the Holder will not be subject to a Lockup Period that is longer than any officer, director or 1% shareholder of the Company and shall only be subject to a Lockup Period if all officers, directors and 1% shareholders are subject to Lockup Periods. The Company may impose stop-transfer instructions with respect to the Warrant and the shares of Common Stock subject to the foregoing restriction until the end of the Lockup Period.

    XIII. PURCHASE OF WARRANT. In the event the Company does not effect an IPO prior to October 25, 2001, and the Warrant has not otherwise become exercisable pursuant to Section 3(b) hereof the Company shall pay Holder cash in an amount equal to the then appraised fair market value of .42912604% of the issued and outstanding Common Stock of the Company on October 25, 2001. The appraisal shall be effected by a reputable appraisal firm mutually selected by the Company and Holder. The Company and Holder shall each pay one-half of the cost of such appraisal.

    XIV.  REGISTRATION RIGHTS.

    14.1 CERTAIN DEFINITIONS. As used in this Warrant, the following terms shall have the meanings set forth below:

          "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

          "Other Shareholders" shall mean persons other than Shareholders who, by virtue of agreements with the Company, are entitled to include their securities in certain registrations hereunder.

          "Registrable Securities" shall mean (i) the shares of Common Stock issued pursuant to the exercise of this Warrant and (ii) any Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in (i) above, PROVIDED, HOWEVER, that Registrable Securities shall not include any shares of Common Stock which have previously been registered or which have been sold to the public pursuant to Rule 144.

          The terms "register," "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

          "Registration Expenses" shall mean all expenses incurred in effecting any registration pursuant to Section 14 of this Warrant, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and expenses of any regular or special audits incident to or required by any such registration, but shall not include Selling Expenses and fees and disbursements of counsel for the Shareholders (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

          "Rule 144" shall mean Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

          "Rule 145" shall mean Rule 145 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

          "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

          "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and fees and disbursements of counsel for any Shareholder (other than the fees and disbursements of counsel included in Registration Expenses).

          "Shareholder" shall mean any Person who holds Registrable Securities and any holder of Registrable Securities to whom the registration rights conferred by this Section 14 have been transferred in compliance with Section 14.8.

    14.2  REGISTRATION.

          (a) COMPANY REGISTRATION. If, after consummation of the IPO, the Company shall determine to register any of its securities under the Securities Act either for its own account or the account of a security holder or holders exercising registration rights, other than a registration relating solely to employee benefit plans, or a registration relating solely to a Rule 145 transaction, or a registration on any registration form that does not permit secondary sales, the Company will:

              (i)  promptly give to each Shareholder written notice thereof;
and

              (ii) use its best efforts to include in such registration (and any related qualification under blue sky laws or other compliance), except as set forth in Section 14.3(b) below, and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by any Shareholder and received by the Company within twenty (20) days after the written notice from the Company described in clause (i) above is mailed or delivered by the Company. Such written request may specify all or a part of a Shareholder's Registrable Securities.

    14.3  UNDERWRITING.

          (a) If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Shareholders as a part of the written notice given pursuant to
Section 14.2(a)(i). In such event, the right of any Shareholder to registration pursuant to this Section 14 shall be conditioned upon such Shareholder's participation in such underwriting and the inclusion of such Shareholder's Registrable Securities in the underwriting to the extent provided herein. All Shareholders proposing to distribute their securities through such underwriting shall

(together with the Company and the other holders of securities of the Company with registration rights to participate therein distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company.

          (b) Notwithstanding any other provision of this Section 14, if the representative of the underwriters advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the representative may (subject to the limitations set forth below) exclude all Registrable Securities from, or limit the number of Registrable Securities to be included in, the registration and underwriting.
The Company may limit, to the extent so advised by the underwriters, the amount of securities to be included in the registration by the Company's shareholders (including the Shareholders). The Company shall so advise all holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated first to the Company for securities being sold for its own account and thereafter as set forth in Section 14.10. If any person does not agree to the terms of any such underwriting, he shall be excluded therefrom by written notice from the Company or the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

          (c) If shares are so withdrawn from the registration and if the number of shares of Registrable Securities to be included in such registration was previously reduced as a result of marketing factors, the Company shall then offer to all persons who have retained the right to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among the persons requesting additional inclusion in accordance with Section 14.10. Any Registrable Securities not included in the underwriting shall retain the right to be included in subsequent registrations on the terms and conditions set forth herein.

    14.4 EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to
Section 14.2 hereof shall be borne by the Company. All Selling Expenses relating to securities so registered shall be borne by the holders of such securities pro rata on the basis of the number of shares of securities so registered on their behalf.

    14.5 REGISTRATION PROCEDURES. In the case of each registration effected by the Company pursuant to Section 14.2, the Company will keep each Shareholder advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will use its best efforts to:

          (a) Keep such registration effective for a period of one hundred twenty (120) days or until the Shareholder or Shareholders have completed the distribution described in the registration statement relating thereto, whichever first occurs; PROVIDED, HOWEVER, that such 120-day period shall be extended for a period of time equal to the period the Shareholder refrains from selling any securities included in such registration at the request of the Company pursuant to Section 14.5(d);

          (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

          (c) Furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as a Shareholder from time to time may reasonably request;

          (d) Notify each seller of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

          (e) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed; and

          (f) Provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

          14.6     INDEMNIFICATION.

          (a) The Company will indemnify each Shareholder, each of its officers, directors and partners, legal counsel, and accountants and each person controlling such Shareholder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification, or compliance has been effected pursuant to this Section 14, and each underwriter, if any, and each person who controls within the meaning of Section 15 of the Securities Act any underwriter, against all expenses, claims, losses, damages, and liabilities (or actions, proceedings, or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular, or other document (including any related registration statement, notification, or the like) incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification, or compliance, and will reimburse each such Shareholder, each of its officers, directors, partners, legal counsel, and accountants and each person controlling such Shareholder, each such underwriter, and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability, or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability, or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Shareholder or underwriter and stated to be specifically for use therein. It is agreed that the indemnity agreement contained in this Section 14.6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent has not been unreasonably withheld).

          (b) Each Shareholder will, if Registrable Securities held by him are included in the securities as to which such registration, qualification, or compliance is being effected, indemnify the Company, each of its directors, officers, partners, legal counsel, and accountants and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of
Section 15 of the Securities Act, each other such Shareholder and Other Shareholder, and each of their officers, directors, and partners, and each person controlling such Shareholder or Other Shareholder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular, or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such Shareholders, Other Shareholders, directors, officers, partners, legal counsel, and accountants, persons, underwriters, or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by such Shareholder and stated to be specifically for use therein PROVIDED, HOWEVER, that the obligations of such Shareholder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages, or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Shareholder (which consent shall not be unreasonably withheld).

          (c) Each party entitled to indemnification under this Section
14.6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 1, to the extent such failure is not prejudicial. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

          (d) If the indemnification provided for in this Section 14.6 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

          (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

    14.7 INFORMATION BY SHAREHOLDER. Each Shareholder of Registrable Securities shall furnish to the Company such information regarding such Shareholder and the distribution proposed by such Shareholder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification, or compliance referred to in this Section 14.

    14.8 TRANSFER OR ASSIGNMENT OF REGISTRATION RIGHTS. In addition to the restrictions set forth in Section 7(c) of this Warrant, the rights to register securities granted to a Shareholder by the Company under this Section 14 may be transferred or assigned by a shareholder only to a transferee or assignee of not less than 50,000 shares of Registrable Securities (as presently constituted and subject to subsequent adjustments for stock splits, stock dividends, reverse stock splits, and the like), provided that the Company is given written notice at the time of or within a reasonable time after such transfer or assignment, stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and, provided further, that the transferee or assignee of such rights assumes the obligations of such Shareholder under this
Section 14.

    14.9 "MARKET STAND-OFF" AGREEMENT. If requested by the Company and an underwriter of Common Stock (or other securities) of the Company in connection with a registration pursuant to this Section 14, a Shareholder shall not sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by such Shareholder (other than those included in the registration) during the one hundred eighty (180) day period (or such shorter period as may be required by the proviso below) following the effective date of a registration statement of the Company filed under the Securities Act (other than in connection with the IPO); PROVIDED, HOWEVER, that the Shareholder will not be subject to a lockup period that is longer than any officer, director or 1% shareholder of the Company and shall only be subject to a lockup period if all officers, directors and 1% shareholders are subject to lockup periods. The obligations described in this Section 14.9 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of such one hundred eighty (180) day period.

    14.10 ALLOCATION OF REGISTRATION OPPORTUNITIES. In any circumstance in which all of the Registrable Securities and other shares of Common Stock of the Company with registration rights (the "Other Shares") requested to be included in a registration on behalf of the Shareholders or other selling shareholders cannot be so included as a result of limitations of the aggregate number of shares of Registrable Securities and Other Shares that may be so included, the number of shares of Registrable Securities and Other Shares that may be so included shall be allocated among the Shareholders and other selling shareholders requesting inclusion of shares pro rata on the basis of the number of shares of Registrable Securities and Other Shares that would be held by such Shareholders and other selling shareholders, assuming conversion; PROVIDED, HOWEVER, so that such allocation shall not operate to reduce the aggregate number of Registrable Securities and Other Shares to be included in such registration, if any Shareholder or other selling shareholder does not request inclusion of the maximum number of shares of Registrable Securities and Other Shares allocated to him pursuant to the above-described procedure, the remaining portion of his allocation shall be reallocated among those requesting Shareholders and other selling shareholders whose allocations did not satisfy their requests pro rata on the basis of the number of shares of Registrable Securities and Other Shares which would be held by such Shareholders and other selling shareholders, assuming conversion, and this procedure shall be repeated until all of the shares of Registrable Securities and Other Shares which may be included in the registration on behalf of the Shareholders and other selling shareholders have been so allocated. The Company shall not limit the number of Registrable Securities to be included in a registration pursuant to this Section 14.10 in order to include shares held by shareholders with no registration rights.

    14.11 DELAY OF REGISTRATION. No Shareholder shall have any right to take any action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 14.

    14.12 TERMINATION OF REGISTRATION RIGHTS. The right of any Shareholder to request registration or inclusion in any registration pursuant to Section 14.2 shall terminate three years after the IPO.

    XV.   MISCELLANEOUS.

    A. GOVERNING LAW. This Agreement shall be construed in accordance with, and governed by, the laws of the State of California without reference to conflicts of law.

    B. SUBMISSION TO JURISDICTION; CHOICE OF FORUM. The Company and Holder each submit to the jurisdiction of any state or federal court sitting in Sacramento County, California, and Essex County, Massachusetts, in any action or proceeding arising out of or related to this Warrant or the transactions contemplated herein and agrees that all claims in respect of such action or proceeding may be heard and determined in any such court. Each of the parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any party with respect thereto.

    C.    RIGHT OF SET-OFF.

          (a) Subject to Section 15.3(b), the Company may set-off the value of any shares of Common Stock to be issued upon exercise of this Warrant or any cash due to Holder under Section 13 hereof against Holder's obligations ("Indemnification Obligations") to the Company under Section 10.1 of the Purchase Agreement. For purposes of this Section 15.3, the value of the shares of Common Stock shall be determined after deduction of the Exercise Price thereof.

          (b) The Company shall not set-off the value of any shares of Common Stock issuable hereunder against any Indemnification Obligations unless, prior to such set-off, the Company shall have complied with each of the following conditions:

              (i) the Company shall have set-off all outstanding obligations of the Company to the Holder under the TNT Note and Suechting Note against such Indemnification Obligations;

              (ii) the Company shall have made a demand upon the Holder for payment of such Indemnification Obligations in accordance with Section 10.4 of the Purchase Agreement and the Holder shall have failed to pay such Indemnification Obligations for a period of twenty (20) days after such demand; and

              (iii) if such set-off would be effected prior to consummation of the IPO, an appraisal of the fair market value of the Common Stock as described in Section 13 hereof shall have been completed in order to determine the value of the shares of Common Stock.

    IN WITNESS WHEREOF, TRACK 'N TRAIL has caused this Warrant to be executed by its officers thereunto duly authorized.

    Dated:  October 25, 1996.


HOLDER:                                TRACK 'N TRAIL


                                       By:
-----------------------------------       ------------------------------------
                                            David L. Suechting, Jr.
                                            Chairman of the Board

                                  NOTICE OF EXERCISE


To:  TRACK 'N TRAIL (the "Company")

    (1) The undersigned hereby elects to purchase ___________ shares of Common Stock of the Company.

    (2) In exercising this Warrant, the undesigned hereby confirms and acknowledges that the shares of Common Stock are being acquired solely for the account of the undersigned and not as a nominee for any other party, or for investment, and that the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

    (3) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

                                       ---------------------------------------
                                       (Name)


                                       ---------------------------------------
                                       (Name)

    (4) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:


                                       ---------------------------------------
                                       (Name)


-----------------------------------    ---------------------------------------
(Date)                                 (Signature)